SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): May 19, 1997
                                                  ------------



                       ADVANCE DISPLAY TECHNOLOGIES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                     0-15224                     84-0969445
----------------------          -----------               ------------------
(State of other juris-          (Commission                (I.R.S. Employer
 diction of incorpora-          File Number)              Identification No.)
 tion)



      1251 South Huron, Unit C
          Denver, Colorado                                      80223
---------------------------------------                        ---------
(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number including area code: (303) 733-5339
                                                   --------------

Former name or former address if changed since last report:

         N/A

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          Effective May 19, 1997, Advance Display Technologies, Inc. (the "Company") experienced a change in control as a result of an exchange transaction ("Exchange") in which the operations of Display Optics, Ltd. (the "Partnership") were consolidated with those of the Company. Pursuant to the Exchange, the Company was restructured such that certain individuals and entities acquired in the aggregate a direct interest in Common Stock equal to approximately eighty two percent (82%) of the Company's issued and outstanding Common Stock. Prior to the Exchange, these investors owned partnership interests and other securities convertible into Company Common Stock. Contemporaneously, the Company agreed to appoint certain of those individuals to its Board of Directors. As a result of this transaction, management believes a change in control of the Company has occurred.

          The Exchange was completed pursuant to an agreement ("Exchange Agreement") effective May 19, 1997, by and between the Company, the Partnership, Display Group, LLC (the managing general partner of the Partnership), Keith A. Hancock, G. Schneider Holdings, Co., Mark L. Schneider, Bruce H. Etkin, certain additional individuals and a privately held general partnership (all of the individual investors together with the general partnership are hereinafter referred to collectively as the "Investors"). Messrs. Hancock, Etkin and Mark Schneider, together with Gene Schneider (the general partner of G. Schneider Holdings, Co.) are proposed to be appointed to the Company's Board of Directors. Such appointment will be completed not less than ten (10) days following delivery of information to Company shareholders pursuant to rules of the Securities and Exchange Commission. The exchange transaction was designed in an effort to simplify administration of the Company's affairs and public reporting with the Securities and Exchange Commission.

          The Company issued 17,509,868 shares of Common Stock and 1,843,900 shares of a newly created class of Series C Preferred Stock in exchange for equity securities and convertible loans originally acquired by the Investors for $2,302,567. All of the stock issued in the Exchange was issued pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended. However, the Company granted to the Investors piggyback registration rights with regard to the Common Stock. The assets transferred by the Investors include equity interests in the Partnership and Display Group, together with promissory notes representing certain loans previously made to the Partnership or Display Group. (For a more complete description of the assets acquired by the Company, see Item
     2. ACQUISITION OF ASSETS, below). The capital stock was distributed among the Investors in accordance with their interest in the assets transferred to the Company. The Exchange Agreement and distribution of capital stock was designed to approximate the economic benefits held by the Investors in the Partnership prior to the Exchange. The Series C Preferred Stock pays dividend and liquidation preferences which, if paid by the Company, would provide the Investors an economic return comparable to that to which they were entitled under the terms of the original Partnership Agreement.

          The following table depicts beneficial ownership of the Company's Common Stock, the only class of voting securities outstanding, by certain Investors on the date of this Report, who own or are deemed beneficially to own, more than five percent (5%) of the Company's Common Stock, as well as by individuals proposed to be added to the Company's Board of Directors. The percentages are based on an aggregate of 21,343,923 shares of the Company's Common Stock outstanding as of the date of this Report:

   Beneficial Owner                             Amount of         Percentage of
   and Address                              Voting Securities  Voting Securities
   -----------                              -----------------  -----------------
   American Consolidated                       1,249,750             5.9%
   Growth Corporation
   8100 E. Arapahoe Rd., Suite 309
   Englewood, CO 80112

   William W. Becker                           1,873,369             8.8%
   Box 143
   Grand Cayman Island
   British West Indies

   Display Group, LLC (1)                      1,715,030             8.0%
   5251 DTC Parkway, Suite 1210
   Englewood, CO 801 11

   William J. Elsner                           1,126,812             5.3%
   83 Glenmoor Place
   Englewood, CO 80110

   Bruce H. Etkin (2)                          3,247,456             15.2%
   1512 Larimer St., No. 325
   Denver, CO 80202

   Keith A. Hancock                            76,045                 4.0%
   5251 DTC Parkway, Ste. 1210
   Englewood, CO 80111

   Jan E. Helen                                1,126,797              5.3%
   5251 DTC Parkway, Suite 1010
   Englewood, CO 80111

   G. Schneider Holdings, Co.                  4,491,959             23.1%
   4643 S. Ulster, Suite 1300
   Denver, CO 80237

   Gene W. Schneider (2)(3)                    4,491,959             23.1%
   4643 S. Ulster, Suite 1300
   Denver, CO 80237

    Mark L. Schneider (2)                       2,509,173             11.8%
    4643 S. Ulster St., Suite 1300
    Denver, CO 80237

     ---------------

     (1) Includes 1,365,030 shares of Common Stock beneficially owned by American Consolidated Growth Corporation and affiliated entities which the reporting person has the right to vote pursuant to a court order pending resolution of a civil proceeding regarding ownership of those shares. Also includes 350,000 shares acquired by the reporting person pursuant to a settlement agreement, which the reporting person intends to surrender to the Company.

     (2)  Proposed director.

     (3) Includes 4,491,959 shares of Common Stock owned by G. Schneider Holdings Co. of which Gene W. Schneider is the general partner.
-------------

          Prior to consummation of the Exchange, holders of the Company's previously outstanding Series B Preferred Stock were entitled to approve certain fundamental activities undertaken by the Company. Pursuant to a loan agreement with such individuals, the Company agreed not to undertake certain actions, including, without limitation, amendment of its Articles of Incorporation, consummation of mergers, acquisitions or sales or leases of assets otherwise than in the ordinary course of business, sale or other issuance of equity or debt securities, or consummation of agreements with directors, officers or affiliates. Such provisions will continue in effect until the earliest to occur of ninety days after the effective date of the Exchange or the date upon which the aforementioned individuals are appointed to the Company's Board of Directors.

          The Company knows of no other circumstances or events, the happening of which would result in a further change of control in the Company. It is anticipated that the shareholder notice required by regulations of the Securities and Exchange Commission preceding appointment of the new members of the Board of Directors would be mailed on or about June 15, 1997.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          In connection with the Exchange, the Company acquired all of the assets and liabilities of the Partnership and Display Group, LLC. In connection with the Exchange Agreement, the Company became the owner of all of the equity interest of both the Partnership and Display Group, effectively making those entities wholly-owned subsidiaries of the Company.

          The assets of the Partnership include patents to display screen technology, together with associated intangibles associated with the manufacturing, marketing and selling of the display screens. The assets of Display Group consist of rights in two matters of pending litigation and Common Stock of the Company acquired in connection with a settlement agreement, anticipated to be surrendered to the Company.

          The Company also acquired all of the liabilities of the Partnership and Display Group. Foremost among the liabilities assumed by the Company were present and future obligations for general and administrative expenses, including personnel salaries and a liability for legal fees previously incurred by Display Group, for which the Company received a credit in the Exchange.

          The Company intends to utilize the assets of the Partnership to continue the business of manufacturing, marketing and selling display screens and developing and marketing related technology.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

          No report required.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          No report required.

ITEM 5. OTHER EVENTS.

          Subsequent to completion of the Exchange, the Company completed a private placement of its Common Stock in a transaction exempt from the registration requirements of the 1933 Act. The Company sold 10% Convertible Promissory Notes in the aggregate principal amount of $500,000 to a single accredited investor pursuant to the provisions of Regulation D, Rule 506 of the 1933 Act. The Promissory Notes are convertible into shares of the Company's Common Stock at the rate of $0.1315 per share until the earliest to occur of completion of a subsequent private placement or December 31, 1997. Proceeds of the private placement will be utilized by the Company for repayment of debt, marketing of the display screens, development of related technologies, accounts payable and working capital.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

          No report required.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of Businesses Acquired.

                    It is impractical for the Company to provide the required financial statements at the time of filing this Report. The required financial statements and proforma financial information will be filed by amendment to this Report within sixty days of filing.

          (b) Proforma Financial Information.

                    See response to (a) above.

          (c) Exhibits.

                    (i) Exchange Agreement by and between the Company, the Partnership, Display Group and the Investors, dated May 19, 1997, without exhibits.

                    (ii) Registration   Rights  Agreement  by  and  between  the
                         Company and the Investors.

                    (iii)Articles  of  Amendment  to the  Company's  Articles of
                         Incorporation regarding designation of the Series C Preferred Stock.

ITEM 8. CHANGE IN FISCAL YEAR.

          No report required.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                          ADVANCE DISPLAY TECHNOLOGIES, INC.



Date:       06/03/97                       By:  /s/ Darrell D. Avey
                                                --------------------------------
                                                 Darrell D. Avey, Chairman

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of this 19th day of May, 1997 by and among Keith A. Hancock, individually ("Hancock"), G. Schneider Holdings Co., a Colorado limited partnership ("G.S. Holdings"), William W. Becker, individually ("Becker"), Mark L. Schneider, individually ("M. Schneider"), Jan E. Helen, individually ("Helen"), William J. Elsner, individually ("Elsner"), J. Timothy Brittan, individually ("Brittan"), Bruce H. Etkin, individually ("Etkin"), Peregrine Investments, a Virginia general partnership ("Peregrine"), John D. Seiver, individually ("Seiver") and John P. Cole, Jr., individually ("Cole") (collectively, the "Exchanging Parties," and each an "Exchanging Party"), Advance Display Technologies, Inc., a Colorado corporation (the "Company"), Display Optics, Ltd., a Colorado limited partnership (the "Partnership"), and Display Group, LLC, a Colorado limited liability company (the "LLC").

                                    RECITALS

     A. The Exchanging Parties individually own the assets indicated on Schedule A to this Agreement, including (i) Series B Preferred Stock of the Company, (b) Class A limited partnership interests in the Partnership, (c) debt of the Partnership, (d) equity interests in the LLC and (e) debt of the LLC. In addition, as also indicated on Schedule A, the LLC holds debt of the Partnership.

     B. The Series B Preferred Stock of the Company is convertible into common stock of the Company ("Common Stock"). All of the debt described above is convertible into Class B limited partnership interests in the Partnership. The Partnership Agreement of the Partnership provides that 99% of all distributions by the Partnership will be made to the limited partners until the limited partners have received distributions equal to 150% of their investment in the Partnership. The Class A and Class B limited partnership interests are convertible into Common Stock.

     C. In order to simplify the structure of the Company's business, while retaining to the extent practicable the economic characteristics of the investments described above, the parties desire for the Exchanging Persons to transfer to the Company the assets listed on Schedule A (the "Exchanged Assets") in exchange for the assets and rights listed on Schedule B and otherwise described in this Agreement.

     D. The independent directors of the Company have unanimously determined that the transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and the shareholders of the Company other than the exchanging Persons.


#25204.V.

The parties agree as follows:

Section 1 Exchange.
-------------------

     1.1 (a) The parties hereto  acknowledge  that the exchange  contemplated by
Section 1.1(b) below does not include value for any accrued interest on the Loans. Each Exchanging Party hereby expressly waives all rights to any accrued but unpaid interest on the Loans.

          (b) Each Exchanging Party hereby transfers all of its right, title and interest in and to all assets indicated as owned by such Exchanging Party on Schedule A in exchange for the number of shares of Common Stock and Series C Preferred Stock of the Company indicated for such Exchanging Party on Schedule B and the other consideration referred to elsewhere in this Agreement. The Company accepts such assignment and hereby issues to each Exchanging Party the stock of the Company as indicated on Schedule B (the "Company Stock"). The exchange contemplated by this Section 1.1(b) shall be immediately effective as soon as this Agreement has been signed by all the parties (the "Effective Time").

     1.2 After the Effective Time, each Exchanging Party shall promptly surrender to the Company all notes, certificates or other instruments of any kind evidencing ownership of any of the Exchanged Assets, all duly endorsed to the Company and accompanied by proper instruments of transfer to the Company, at its office designated as herein provided. Upon receipt of the foregoing from an Exchanging Person, the Company shall promptly deliver or send the following to such Exchanging Person:

          (a) certificates in the name of such Exchanging Person evidencing the Company Stock to which such Exchanging Party is entitled as indicated on Schedule B.

          (b) a Registration Rights Agreement in the form attached to this Agreement as Exhibit A, duly executed by the Company.

     1.3 For each Exchanging Person, the exchange contemplated by this Agreement shall be deemed to have occurred as of the Effective Time, and the person or persons entitled to receive the shares of Company Stock shall be treated for all purposes as the record shareholder or shareholders of such shares of Company Stock on the Effective Time.

     1.4 If any Exchanging Party is unable to locate a promissory note or stock certificate to be surrendered by such Exchanging Party under Section 1.2, such Exchanging Party shall be entitled nevertheless to receive the items referred to in clauses (a) and (b) of Section 1.2 upon submission to the Company of a lost note or lost certificate affidavit in customary form. The affidavit shall state, among other things, that the lost note or certificate has not been endorsed or otherwise transferred to encumbered and that such Exchanging Party will indemnify the Company and the other Exchanging Parties for any damages they may incur in connection with any claim by any third party to have any interest in the lost note or certificate.


#25204.V.
                                       -2-

     1.5 All obligations of the Exchanging Parties under this Agreement shall be several and not joint. Under no circumstances will any Exchanging Party have any liability for any failure by any other Exchanging Party to comply with any provision of this Agreement.

Section 2 Assignment and Assumption.
------------------------------------

     2.1 In connection with and as part of the exchange described in Section 1.2 above, the Company hereby assumes the obligation of the LLC to pay $163,000 to Holme Roberts & Owen LLP ("HRO") for fees and disbursements relating to legal services, pending review of the legal invoices therefor. The final amount of legal fees shall be agreed upon by the LLC, the Company and HRO, and in the event that the amount of such fees is not equal to $163,000, the Company stock to be issued pursuant to Schedule B shall be adjusted accordingly.

Section 3 Company Representations and Warranties. As a material inducement to the Exchanging Parties to enter into this Agreement, the Company makes the following representations and warranties to the Exchanging Parties, subject to the disclosures set forth on Exhibit B attached hereto (the "Disclosure Schedule"):

     3.1 Organization, Standing, and Qualification. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Colorado, and has all necessary power and authority to own its properties owned by it and carry on its business as currently conducted.

     3.2 Authorization; Enforceability. All action on the part of the Company necessary for the authorization, execution, delivery, and performance of all the obligations of the Company under this Agreement and the consummation of the transactions contemplated hereby has been taken. This Agreement constitutes the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms. The members of the Company's Board of Directors are Darrel Avey, Vincent D. Bradshaw, and John D. Kilgore, and there are no other Directors of the Company. Each such person was duly appointed and remains in good standing as a Director of the Company. The Company has provided the Exchanging Parties and their respective counsel with true and accurate copies of the appropriate resolutions of the Company's Board of Directors relating to the transactions contemplated by this Agreement, certified by the Secretary of the Company as true, accurate, and effective as of the date hereof.

     3.3 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.001 per share, and 100,000,000 shares of Preferred Stock par value $.001 per share, of which 1,000,000 shares have been designated as Series A Preferred Stock, 2,991,474 shares have been designated as Series B Preferred Stock and 1,843,900 shares have been designated as Series C Preferred Stock. Of the authorized capital stock of the Company, 3,834,505 shares of Common Stock, no shares of Series A Preferred Stock, and 2,991,505 shares of Series B Preferred Stock are outstanding. All outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and nonassessable. Upon completion of the transactions contemplated by this

#25204.V.
                                       -3-

Agreement, 21,343,923 shares of Common Stock, no shares of Series A Preferred Stock, no shares of Series B Preferred Stock and 1,843,900 shares of Series C Preferred Stock will be issued and outstanding. Except as set forth on the Disclosure Schedule, there are no outstanding rights, subscriptions, options, warrants, conversion privileges, preemptive rights, or other agreements or commitments obligating the Company to issue or transfer any additional equity securities (with or without the passage of time and/or the occurrence of any other events) except for the items being transferred to the Company by the Exchanging Parties under Section 1 above, none of which items will be outstanding upon completion of the transactions contemplated by this Agreement.

     3.4 Validity of Stock. The Articles of Amendment to the Articles of Incorporation (the "Articles of Amendment") of the Company, a complete and accurate copy of which are attached hereto as Exhibit C, are duly authorized by the Company's Amended and Restated Articles of Incorporation, have been duly adopted by the Board of Directors of the Company and govern the terms of the Series C Preferred Stock. The Articles of Amendment have been filed with the Colorado Secretary of State and are in full force and effect. The shares of Common Stock and Series C Preferred Stock to be issued pursuant to this Agreement (collectively, the "Shares"), when issued, shall be duly authorized, validly issued, fully paid, and non-assessable and will be free of any liens or encumbrances.

     3.5 Control of Shares. Upon completion of the transactions contemplated by this Agreement, the Exchanging Parties, in the aggregate, will own stock possessing at least 80% of the total combined voting power of all classes of stock of the Company entitled to vote and at least 80% of the total number of shares of all other classes of stock of the Company.

     3.6 Securities and Exchange Commission Filings. (a) True and complete copies of all reports, registration statements, definitive proxy statements and other documents, including all amendments to any of the foregoing (collectively the "Commission Filings") filed by the Company with the Securities and Exchange Commission (the "Commission") have been furnished to Display Group by the Company. The Commission Filings constitute all of the documents required to be filed by the Company with the Commission during the last five years. As of their respective dates, each of such Commission Filings complied in all material respects with the applicable requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, and none of such Commission Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) When filed with the Commission, the financial statements included in the Commission Filings filed during the three-year period ending on the date of this Agreement complied as to form in all material respects with the applicable rules and regulations of the Commission and were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto), and such financial statements fairly present the financial position of the Company as at the dates thereof and the results of its operations and its cash

#25204.V.
                                       -4-
flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments. Except to the extent reflected or reserved against in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996 (the "10-Q"), the Company does not have any liability or obligation of any kind, whether accrued, absolute, contingent, unliquidated or other and whether due or to become due (including any liability for breach of contract, breach of warranty, torts, infringements, claims or lawsuits), other than liabilities for debt included in the Exchanged Assets and immaterial liabilities incurred since December 31, 1996, in the ordinary course of business. Since December 31, 1996, the Company has not entered into any agreement (other than this Agreement), or transaction outside of the ordinary course of business, or declared or paid any dividend or acquired or committed to acquire any of its capital stock (other than pursuant to this Agreement) and there has not been any material adverse change in the Company's financial position, results of operations or prospects.

     3.7 Tax Returns and Audits. The Company has filed all federal, state, and local tax returns and reports within the times and in the manner prescribed by law and has paid (or made adequate provision in the balance sheet included in the 10-Q for) all taxes shown due on such returns, as well as all other assessments and penalties which have become due and payable. The Company's federal income tax returns have not been audited by the Internal Revenue Service or any other taxing authority and no notice of audit has been received. The provisions for taxes in the balance sheet included in the 10-Q are adequate for any and all federal, state, county, local and other taxes for the period ending on such date and for all prior periods, whether or not disputed. The Company has not received notice of any disputes, deficiency assessments, or proposed adjustments to taxes payable by the Company.

     3.8 Articles of Incorporation and Bylaws: No Conflicts. The Company is not in violation of any provision of its Articles of Incorporation or Bylaws, as amended and in effect as of the date hereof. There is no default or event that, with notice or lapse of time, or both, would conflict with or constitute a breach of the Company's Amended and Restated Articles of Incorporation or Bylaws. The execution, delivery and performance of this Agreement by the Company will not violate, cause a default under, otherwise breach or result in the actual or potential acceleration of any obligations or any loss or forfeiture of any rights by the Company pursuant to any existing agreement or arrangement to which the Company or, to the best of the Company's knowledge, the Partnership, is a party or by which their respective assets may be affected.

     3.9 Litigation. There are no actions, suits, or legal, administrative, or other proceedings or investigations pending or, to the best of the Company's knowledge, threatened before any court, agency, or other tribunal to which the Company or, to the best of the Company's knowledge, the Partnership, is a party or against or affecting any of the property, assets, businesses, or financial condition of the Company or, to the best of the Company's knowledge, the Partnership. Neither the Company nor, to the best of the Company's knowledge,

#25204.V.
                                       -5-
the Partnership, is in default with respect to any order, writ, injunctions, or decree of any federal, state, local or foreign court, department, agency, or instrumentality to which it is a party.

     3.10 Agreement Will Not Cause Breach or Violation. The consummation of the transactions contemplated by this Agreement (including the issuance of the Company Stock) will not result in any violation of or constitute a default or an event that, with notice or lapse of time, or both, would conflict with or constitute a breach or default of the Partnership Agreement or the Articles of Incorporation or Bylaws of the Company or of any contract commitment or other arrangement or any material provision of state or federal law and will not result in the creation or imposition of any lien or encumbrance on any of the property of the Company or, to the best of the Company's knowledge, the Partnership, or on the Company Stock, the limitation of any rights of the Company or, to the best of the Company's knowledge, the Partnership, or the increase or acceleration of any obligations of the Company or the Partnership.

     3.11 Governmental Approvals/Third Party Consents. All consents, approvals, or authorizations of, or registrations, qualifications, designations, declarations, or filings with any federal or state governmental authority, and all consents, approvals or authorizations of any third party, required in connection with the execution of this Agreement and the transactions contemplated hereby (including the issuance and sale of the Company Stock) have been obtained by the Company.

     3.12 Registration Rights. The Company is not under any obligation to register any of its presently outstanding securities pursuant to the Securities Act of 1933 (the "Securities Act") except as set forth in the Registration Rights Agreement in form substantially similar to Exhibit A, to be executed by the Exchanging Parties and the Company simultaneously with this Agreement.

     3.13 The Company and its Board of Directors have received a written opinion from Neidiger, Tucker, Bruner, Inc., independent financial advisors, that the transactions contemplated by this Agreement are fair, from a financial point of view, to the shareholders of the Company other than the Exchanging Parties.

     3.14 Accuracy of Information Furnished. The representations and warranties in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact that is necessary to make the statements contained herein or therein not misleading as of the Effective Time.

     3.15 Compliance with Laws. The Company (a) has complied with and is in compliance in all material respects with all federal, state and local statutes, laws, ordinances, regulations, rules, judgments, orders and decrees applicable to it and its assets, business and operations and (b) has not received notice of any claim of default under or violation of any statute, law, ordinance, regulation, rule, judgment, order or decree.

Section 4 Remedies on and Notices of Default. In addition to any other available legal or equitable remedies, if the representation and warranty in Section 3.3 of this Agreement is ever determined to have been inaccurate in any respect when made, then the Company shall promptly issue to each Exchanging Person the number of shares of Common Stock and/or Series C Preferred Stock that will cause the



#25204.V.
                                       -6-
total amount of Company Stock issued to each Exchanging Party to represent the same percentage voting and economic interest in the Company as such person would have received if there had been no inaccuracy in Section 3.3.

Section 5 Representations and Warranties of the Exchanging Parties. (a) Each Exchanging Party represents severally, but not jointly, that this Agreement is a valid and binding obligation of such Exchanging Party, enforceable against such Exchanging Party in accordance with its terms, and that the Exchanging Party has not taken any action that would cause any of the Exchanged Assets owned by such Exchanging Party (as indicated on Schedule A to this Agreement) to be subject to the claims of any third party.

          (b) Each Exchanging Party acknowledges, represents and warrants as follows:

               (i) Each Exchanging  Party that is a natural person is twenty-one
(21) years of age, of legal capacity to execute this Agreement, and in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risks and withstand a complete loss of his investment in the Shares; and

               (ii) Each Exchanging Party, either alone or with the assistance of his own professional advisor, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risk of an investment in the Shares and has the net worth to undertake such risks; and

               (iii) Each Exchanging Party has received and had the opportunity to review the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 and the Articles of Amendment to the Articles of Incorporation describing the Series C Preferred Stock, and has been given access to full and complete information regarding the Company and has utilized such access to his satisfaction for the purpose of obtaining such information regarding the Company as he has reasonably requested; and, particularly, each Exchanging Party has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the exchange and to obtain any additional information, to the extent reasonably available; and

               (iv) Each Exchanging Party recognizes that the Company has a limited operating history and that the Shares as an investment involve a high degree of risk, including but not limited to the risk of economic losses from operations of the Company; and

               (v) Each Exchanging Party realizes that (A) the purchase of the Shares is a long-term investment; (B) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not be registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the Shares cannot be resold unless the Share are subsequently registered under said laws or exemptions from such registrations are available; and (C) the transferability of the Shares is restricted and requires conformity with the restrictions contained in paragraph
(c) below.


#25204.V.
                                       -7-

          (c) Each Exchanging Party acknowledges that the Shares have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Shares are being offered and sold pursuant to exemptions from such laws and that the Company's reliance upon such exemptions is predicated in part on each Exchanging Party's representations as contained herein. Each Exchanging Party represents and warrants that the Shares are being purchased for his own account and for investment purposes only, and without the intention of reselling or redistributing the same, that each Exchanging Party has made no agreement with others regarding any of the Shares, and that each Exchanging Party's financial condition is such that it is not likely that it will be necessary to dispose of any of such securities in the foreseeable future. Each Exchanging Party further represents and agrees that if, contrary to the foregoing intentions, he should later desire to dispose of or transfer any of such securities in any manner, he shall not do so without first obtaining (i) the opinion of counsel to the Company that such proposed disposition or transfer may be lawfully made without the registration of such securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (ii) such registration (it being understood that the Company has no obligation to register any securities). The Company will restrict transfer in accordance with the foregoing representation.

          (d) Each Exchanging Party hereby represents and warrants that he is an "accredited investor" and within the meaning of Rule 501 of Regulation D of the 1933 Act.

          (e) Each Exchanging Party has obtained independent tax counsel or advice regarding the tax treatment and effect of the Exchange to such Exchanging Party. None of the Exchanging Parties has relied on any advice from the Company regarding the tax treatment of the Exchange, and understands that the Company has made no representations or warranties to that effect.

          (f) The financial statements of the LLC as of December 31, 1996 (the "LLC Financials") and previously delivered to the Company are a true and accurate statement of the financial condition of the respective entities as of the dates therein stated, prepared in accordance with Federal Income Tax principles. Except to the extent reflected or reserved against in the LLC
Financials, the LLC does not have any liability or obligation of any kind, whether accrued, absolute, contingent, unliquidated or other and whether due or to become due (including any liability for breach of contract, breach of warranty, torts, infringements, claims or lawsuits), other than immaterial liabilities incurred since December 31, 1996, in the ordinary course of business.

Section 6 Covenants of the Company.
-----------------------------------

     6.1 Affirmative Covenants. The Company shall use its best efforts to make all required filings under Rule 14f-1 of the Securities Exchange Act of 1934 in connection with the election of additional directors of the Company.

     6.2 Negative Covenants. For a period commencing as of the Effective Time through the earlier to occur of (i) 90 days thereafter, or (ii) the date on which the holders of the Series C Preferred Stock have elected 4 of the 7 members of the Board of Directors of the Company after filing of all applicable securities filing described in Section 6.1 above, the Company agrees that it

#25204.V.
                                       -8-
will not take any of the following actions by the Company without the prior written consent of a majority of the holders of Series C Preferred Stock of the
Company:

          (a) Amend the Articles of Incorporation or Bylaws of the Company;

          (b) Consummate any mergers, acquisitions, sales or leases of assets and other significant transactions involving the Company;

          (c) Sell or otherwise issue any equity or debt securities of the Company;

          (d) Approve any annual operating and capital budgets of the Company or any significant changes thereto;

          (e) Change the Company's business activities beyond the scope of individual display screen products;

          (f) Enter into any agreements with directors, officers and other affiliates of the Company;

          (g) Consummate any stock splits or other reclassifications by the Company;

          (h) Compromise or release any claims of, or debts owed to, the Company;

          (i) Consummate any other actions out of the ordinary course of business of the Company; or

          (j)  Review  and  approve  any   publicity  or  other   communications
pertaining to the technology being developed by the Company or the shareholders.

The holders of the Series C Preferred shall reply promptly to any request by the Company to take any of the foregoing actions.

In addition, up to 2 representatives of the holders of Series C Preferred Stock shall be permitted to attend all meetings of the Board of Directors of the Company. Also, upon request of the holders of Series C Preferred Stock and at the expense of the Company, the Company will engage auditors and attorneys to conduct a due diligence review of the Company, and the Company agrees to cooperate in such review.

Section 7 Miscellaneous Provisions.
-----------------------------------

     7.1 Modifications and Waivers. This Agreement may not be amended or modified, nor may the rights of any party be waived, except by a written document that is executed by (a) the Company and (b) Exchanging Persons with at least 50% of the "amount at risk" as indicated in Schedule A. No amendment to

#25204.V.
                                       -9-
this Agreement reducing the consideration to be received by any Exchanging Person shall be effective unless signed by each Exchanging Person whose consideration is to be reduced.

     7.2 Assignment. This Agreement is binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. No party hereto may assign this Agreement to any third party without the prior written consent of (a) the Company and (b) Exchanging Persons with at least 50% of the "amount at risk" as indicated in Schedule A.

     7.3 Rights and Obligations of Third Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third parties to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

     7.4 Notices. Any notice, request, consent, or other communication hereunder shall be in writing, and shall be sent by one of the following means: (i) by registered or certified first class mail, postage prepaid, return receipt requested; (ii) by facsimile transmission with confirmation of receipt; (iii) by overnight courier service; or (iv) by personal delivery, and shall be properly addressed as follows:

                  If to the Company to:

                           Advance Display Technologies,  Inc.
                           1251 South Huron Street
                           Denver, Colorado  80223
                           Attention:  Darrell Avey
                           Facsimile:  (303) 733-5363

                  With a copy to:

                           David Babiarz, Esq.
                           Overton Babiarz & Sykes
                           7720 E. Belleview Ave., Suite 200
                           Englewood, Colorado 80111
                           Facsimile: (303) 779-6006

                 If to Partnership, to:

                           Display Optics, Ltd.
                           5251 DTC Parkway, Suite 1210
                           Englewood, Colorado  80111
                           Attention:  Darrell Avey
                           Facsimile:  (303) 694-0770



#25204.V.
                                      -10-

                  If to LLC, to:

                           Display Group, LLC
                           5251 DTC Parkway, Suite 1210
                           Englewood, Colorado  80111
                           Attention:  Keith Hancock
                           Facsimile:  (303) 694-0770

          If to an Exchanging Party, to such Exchanging Party at the address set forth on Schedule C attached to this Agreement,or to such other address or addresses as the Company, the Partnership or the LLC or any Exchanging Party shall hereafter designate to the other parties in writing. Notices sent by mail shall be effective 7 days after they are sent, and notices delivered personally by facsimile or by courier shall be effective at the time of delivery thereof.

     7.5 Further Actions. All parties hereto agree to execute and deliver to the other parties, from time to time hereafter, for no additional consideration and at no additional cost to the requesting party, such further assignments, certificates, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to this Agreement and to allow each party fully to enjoy and exercise the rights accorded and acquired by it under this Agreement.

     7.6 Entire Agreement. This Agreement, including the schedules and exhibits to this Agreement, constitutes the entire agreement between the parties hereto in relation to the subject matter hereof. Any prior written or oral negotiations, correspondence, or understandings relating to the subject matter hereof shall be superseded by this Agreement and shall have no force or effect. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Exchanging Parties.

     7.7 Severability. If any provision that is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement.

     7.8 Headings. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

     7.9 Schedules and Exhibits. The schedules and exhibits to this Agreement are a part of this Agreement for all purposes. Terms which are defined in this Agreement shall have the same meanings when used in such schedules and exhibits.


#25204.V.
                                      -11-

     7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     7.11 Expenses. Each party shall bear and pay its own expenses incurred in connection with negotiating and preparing this Agreement and the exhibits hereto.

     7.12 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado.

     7.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party, upon any breach or default of the other party under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach of default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval on the part of either party of any breach or default by the other party under this Agreement, or any waiver of any provisions or conditions of this Agreement must be made in writing signed by the parties and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to either party, shall be cumulative and not alternative.

     7.14 Attorneys Fees. If any party elects to pursue legal action to enforce its rights under this Agreement, and if a court of competent jurisdiction adjudicates the matter, then the prevailing party in such action shall be entitled to receive from the losing party all reasonable costs and expenses, including the reasonable fees of attorneys, accountants, and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action at the arbitration, trial and appellate levels.

                                       COMPANY:

                                       ADVANCE DISPLAY
                                       TECHNOLOGIES, INC.,
                                       a Colorado corporation


                                       By: /s/  DARRELL AVEY
                                           -------------------------------------
                                           Name: Darrell Avey
                                           Title: Chairman




#25204.V.
                                      -12-

                                  PARTNERSHIP:

                                  DISPLAY OPTICS, LTD.,
                                  a Colorado limited partnership

                                  By:   Advance  Display Technologies, Inc., a
                                        Colorado corporation, General Partner

                                  By: /S/  DARRELL AVEY
                                      ------------------------------------------
                                      Name:  Darrell Avey
                                      Title:  Chairman

                                  LLC:

                                  DISPLAY GROUP, LLC,
                                  a Colorado limited liability company


                                  By: /S/  KEITH A. HANCOCK
                                      ------------------------------------------
                                      Name:  Keith A. Hancock
                                      Title: Manager


                                  EXCHANGING PARTIES:

                                  /S/  KEITH A. HANCOCK
                                  ----------------------------------------------
                                  Keith A. Hancock

                                  G. SCHNEIDER HOLDINGS CO.,
                                  a Colorado limited partnership


                                  By:  /S/  GENE W. SCHNEIDER
                                       ----------------------------------------
                                       Gene W. Schneider
                                       General Partner

                                   /S/  WILLIAM W. BECKER
                                   ---------------------------------------------
                                   William W. Becker


#25204.V.
                                      -13-

                                   /S/  MARK L. SCHNEIDER
                                   ---------------------------------------------
                                   Mark L. Schneider

                                   /S/  JAN E. HELEN
                                   ---------------------------------------------
                                   Jan E. Helen

                                   /S/  WILLIAM J. ELSNER
                                   ---------------------------------------------
                                   William J. Elsner

                                   /S/  J. TIMOTHY BRITTAN
                                   ---------------------------------------------
                                   J. Timothy Brittan

                                   /S/  BRUCE H. ETKIN
                                   ---------------------------------------------
                                   Bruce H. Etkin


                                   PEREGRINE INVESTMENTS,
                                   a Virginia general partnership

                                   By: /S/  DARYL OWEN
                                       -----------------------------------------
                                       Name: Daryl Owen
                                       Title:    General Partner

                                   /S/  JOHN D. SEIVER
                                   ---------------------------------------------
                                   John D. Seiver

                                   /S/  JOHN P. COLE, JR.
                                   ---------------------------------------------
                                   John P. Cole, Jr.


#25204.V.
                                      -14-

                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT


This Registration Rights Agreement (this "Agreement") is entered into as of May 19th, 1997, among Advance Display Technologies, Inc., a Colorado corporation (the "Company"), and the several shareholders of the Company named on the signature pages to this Agreement (the "Holders").


                                    RECITALS

A. Each Holder owns shares of Common Stock of the Company as of the date of such Holder's execution of this Agreement and none of the Holders have any registration rights under the Securities Act of 1933 (the "Securities Act") with respect to such shares.

B. As an inducement to each Holder to enter into an Exchange Agreement of even date herewith among the Holders, the Company and certain other parties (the "Exchange Agreement"), and as consideration for the other agreements made by the Holders in this Agreement, the Company is entering into this Agreement with the Holders. This Agreement sets forth the terms on which each Holder shall have the right to join in any registration of
     "Registrable Securities" by the Company under the Act. As used in this Agreement, "Registrable Securities" means Common Stock of the Company issued to the Holders and any securities issued or issuable with respect to such Common Stock by way of any stock split or in connection with a combination of shares, merger, recapitalization, merger consolidation or other reorganization.


                                    AGREEMENT

The parties agree as follows:

1. Piggyback Registration Rights. For a period of 5 years after the date hereof, subject to the other terms and conditions of this Agreement, if at any time the Company proposes to register for offer and sale under the Securities Act of 1933 (the "Securities Act") any of its Common Stock or other securities, whether or not for sale for its own account, the Company shall provide each Holder with a written notice of the proposed registration (unless the proposed registration is on Form S-4, S-8, or another form that may not be used for sales of Common Stock by the Holders). Such notice shall not be required to include the price at which the securities will be offered for sale. Upon the written request of each Holder given within 20 days after any such notice is given by the Company, the Company shall include in such registration statement all of the Registrable Securities held

#25355.V4
     by such Holder that such Holder so requests to be registered and included in such offering (subject to Section 6 of this Agreement in connection with underwritten offerings).

2. Withdrawal. A Holder shall have the right to withdraw its shares from the registration process, but if the same relates to an underwritten offering it may only do so during the time period and on terms agreed upon by the managing underwriter for such underwritten offering. Under no circumstances will this Agreement limit the right of the Company to withdraw any registration statement at any time.

3.   Obligations of the Company. Whenever required under Section 1 to effect the
     registration  of  any  Registrable   Securities,   the  Company  shall,  as
     expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and employ in good faith reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to 90 days or until the distribution contemplated in the registration statement has been completed, whichever first occurs; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one counsel designated by the selling Holders (by majority vote based on the number of Registrable Securities to be registered) copies of all such documents in the form substantially as proposed to be filed with the SEC at least four business days prior to filing for review by such counsel.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement necessary to comply, in all material respects, with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements  of the  Act,  and  such  other  documents  as  they  may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Employ in good faith reasonable efforts to register and qualify the securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or managing underwriter or agent, if applicable; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business

#25355.V4
                                       -2-
          or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

     (e) In the event of any underwritten or agented public offering, enter into and perform its obligations (including indemnification and contribution obligations) under an underwriting or agency agreement, in usual and customary form, with the managing underwriter or agent of such offering.

     (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, and at the request of any such Holder promptly prepare and furnish to such Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that, except in the case of an underwritten offering as to which Registrable Securities have been sold thereunder, the Company may delay effecting or causing to be effected a supplement or post-effective amendment to the registration statement or the related prospectus for a period not to exceed 90 days in any 365 day period.

     (g) Cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange, if any, or National Association of Securities Dealers Automatic Quotation System (Nasdaq), on which similar securities issued by the Company are then listed.

     (h) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     (i) Promptly notify each selling Holder of any stop order issued or threatened in writing to be issued by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (j) Make available to the Company's security holders upon request copies of all periodic reports, proxy statements, and other information referred to in Section 11, including an earnings statement satisfying the provisions of Section 11(a), of the Act no later than 90 days



#25355.V4
                                       -3-
          following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

     (k) Use the Company's reasonable efforts to obtain a "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the selling Holders. The Company shall furnish to counsel for the selling Holders a signed counterpart of any such comfort letter or legal opinion.
          Delivery  of any such  opinion or comfort  letter  shall be subject to each Selling Holder furnishing such written representations or acknowledgments as are customarily provided by selling stockholders who receive such comfort letters or opinions, and an opinion of counsel for the selling stockholders addressed to the Company and the underwriters in customary form and covering such matters of the type customarily covered by such opinion letters.

     (l) Take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the registration statement.

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Subsection 3(f), such Holder shall forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Subsection 3(f) and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period of time for which the Company shall be required to keep the applicable registration statement effective under Subsection 3(a) shall be extended by the length of the period from and including the date when each Holder of any Registrable Securities covered by such registration statement shall have been given such notice to the date on which each such Holder has received the copies of the supplemented or amended prospectus contemplated by Subsection 3(f). The Company agrees to use its best efforts to minimize the duration and frequency of any periods during which Holders are required to discontinue their disposition of Registrable Securities under Section 3(f) to those where distributing a supplement or filing a post-effective amendment would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly-owned subsidiaries or would otherwise have a material adverse effect on the Company.


#25355.V4
                                       -4-

4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

5. Expenses. Except as otherwise required by applicable securities laws or policies, all expenses incurred by the Company in connection with a registration pursuant to this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, and fees and disbursements of the Company's counsel, of one counsel for the selling Holders and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), shall be borne by the Company. This provision shall not apply to payment of any selling commissions or other selling expenses of the selling Holders, other than the fees and disbursements of one counsel for the selling Holders.

6.   Underwriting Requirements.

     (a) In connection with any underwritten offering of the Company's capital stock or, if the managing underwriter or agent expressly consents to the inclusion of Registerable Securities in such underwriting, other securities under the Act, the Company shall not be required under
          Section 1 to include any of a Holder's Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the managing underwriter advises the selling Holders that marketing factors require any limitation as to the Registrable Securities included in such offering, subject to Section 6(b), the Registrable Securities to be included in such registration shall be allocated among all selling Holders of Registrable Securities which would otherwise be underwritten pursuant hereto in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each selling Holder or as shall mutually be agreed to by the Company and the selling Holders.

     (b) If the managing underwriter advises the selling Holders that marketing factors require any limitation as to Registerable Securities to be underwritten and shares other than the selling Holders are proposed to be included in the registration, then (A) first, securities being registered by the Company will be included in such registration before those of the selling Holders or any other stockholders exercising piggyback registration rights, (B) second, securities being registered by selling Holders will be included in such registration pursuant to
          Section 6(a) above before those of any other stockholders exercising piggyback registration rights, and (C) finally, securities being


#25355.V4
                                       -5-
          registered by any other stockholders exercising piggyback registration rights shall be included in such registration on a basis comparable to that stated in the last sentence of Section 6(a).

7. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

8.   Indemnification.

     (a) In connection with any registration statement in which a Holder participates pursuant to this Agreement, the Company agrees to indemnify, to the extent permitted by law, each such Holder, the officers and directors of each Holder, and each person who controls such Holder (within the meaning of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act")) against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, or other related filing with the Securities and Exchange Commission or any other federal or state governmental agency, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by such Holder expressly for use therein or by such Holder's failure to comply with any legal requirement applicable to him and not contractually assumed by the Company to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

     (b) In connection with any registration statement in which a Holder participates pursuant to this Agreement, each such Holder will furnish to the Company or the underwriter in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or other related filing with the Securities and Exchange Commission or any other federal or state governmental agency, or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is caused by or contained in any information furnished to the Company by such Holder expressly for use therein; provided that the obligation to indemnify will be several, not joint, among such Holders.


#25355.V4
                                       -6-

     (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment (based on written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the defense is so assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, which will not be unreasonably withheld. An indemnifying party who is not entitled to or elects not to assume the defense of a claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties it indemnifies with respect to such claim, unless in the reasonable judgment of any indemnified party (based on written advice of counsel) a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim.

9. Participation in Underwritten Registrations. No Holder may participate in any registration hereunder for an underwritten offering unless such Holder
     (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10. Lock-up In Public Offering. If the Company files a registration statement under the Securities Act in connection with any proposed public offering of securities issued by the Company, each Holder, if so requested by the Company and by the managing underwriter of such offering, agrees to sign a lock-up agreement or letter in customary form to the effect that such Holder will not, directly or indirectly, sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any capital stock of the Company (except securities included in such registration statement and public offering) during the 30-day period ending, and up to a 180-day period beginning, on the first date of the effectiveness of such registration statement.

11. Covenants of the Company. The Company hereby agrees and covenants as follows: The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation, unless prior to such merger, consolidation, or reorganization, the surviving corporation shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

12.  Miscellaneous.


#25355.V4
                                       -7-

     (a) Suspension of Registration Obligation. The Company shall not be required to register securities under this Agreement for any Holder at any time when such Holder could publicly sell all of its Registrable Securities without registration during a single 90-day period pursuant to Rule 144 under the Securities Act or otherwise.

     (b) Remedies. Any person having rights under this Agreement will be entitled to enforce them specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

     (c) Amendments and Waivers. Except as otherwise provided herein, this Agreement may be amended and the Company may take any action herein prohibited, or fail to perform any act herein required to be performed by it, only with the written consent of Holders of a majority of the Registrable Securities.

     (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, any provisions of this Agreement for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Securities who has been expressly assigned such rights at the time of the transfer of the Registrable Securities to him, but not otherwise.

     (e) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder (a "Permitted Transferee"), provided: (a) the Company is, within 10 business days of such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and (d) the number of shares of Common Stock to be held by such transferee is at least 50,000 (adjusted for stock dividends, stock splits, reverse stock splits, combinations and the like).

     (f) Severability. The invalidity or unenforceability of any provision in this Agreement in any application will not affect the validity or enforceability of any other provision of this Agreement or of the same provision in any other application.

     (g)  Notices.

          (i) How Given. All notices, requests, consents and other communications given pursuant to this Agreement shall be in writing and shall be sent by first class registered mail, postage prepaid, addressed as follows, or by facsimile transmission directed as follows:

#25355.V4
                                       -8-

                        If to the Company, at

                        Advance Display Technologies,  Inc.
                        1251 South Huron Street
                        Denver, Colorado  80223
                        Attention:  Darrell Avey
                        Facsimile:  (303) 733-5363

                        with a copy to

                        David Babiarz, Esq.
                        Overton Babiarz & Sykes
                        7720 E. Belleview Ave., Suite 200
                        Englewood, Colorado 80111
                        Facsimile: (303) 779-6006

                  If to the Holders, to the addresses and, if applicable, facsimile numbers, shown for such Holders on the record books of the Company.

          (ii) Deemed Receipt; Change of Address. Any such notice, request, consent or other communication shall be deemed to be received three business days after being sent by mail, or upon confirmation of a facsimile transmission. Any party may designate a different address or facsimile number by notice given to the other parties pursuant to this Section 7(f).

     (h) Confidentiality of Notices. Each Holder agrees to keep strictly confidential the fact that any notice has been given by the Company under Section 1 of this Agreement until a registration statement referred to in such notice has been filed with the Securities and Exchange Commission, except that a Holder may disclose the existence of such a notice to the Holder's legal, financial and tax advisors solely for the purpose of determining how to respond to the notice and then only if such advisors agree in writing for the benefit of the Company to keep the existence of such notice strictly confidential.

     (i)  Governing Law. This Agreement will be governed by Colorado law.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates indicated below to be effective as of the date first written above.

                                        COMPANY:

                                        ADVANCE DISPLAY TECHNOLOGIES, INC., a
                                        Colorado corporation

#25355.V4
                                       -9-

Date: May 19, 1997                          By: /S/  DARRELL AVEY
                                                --------------------------------
                                            Name:      Darrell Avey
                                            Title:   Chairman

                                            HOLDERS:

                                            /S/  KEITH A. HANCOCK
Date: May 19, 1997                          ------------------------------------
                                            Keith A. Hancock

                                            G. SCHNEIDER HOLDINGS CO.,
                                             a Colorado limited partnership

                                            /S/  GENE W. SCHNEIDER
Date: May 19, 1997                          ------------------------------------
                                            Gene W. Schneider, General Partner

                                            /S/  WILLIAM W. BECKER
Date: May 19, 1997                          ------------------------------------
                                            William W. Becker

                                            /S/  MARK L. SCHNEIDER
Date: May 19, 1997                          ------------------------------------
                                            Mark L. Schneider

                                            /S/  JAN E. HELEN
Date: May 19, 1997                          ------------------------------------
                                            Jan E. Helen

                                            /S/  WILLIAM J. ELSNER
Date: May 19, 1997                          ------------------------------------
                                            William J. Elsner

                                            /S/  J. TIMOTHY BRITTAN
Date: May 19, 1997                          ------------------------------------
                                            J. Timothy Brittan

                                            /S/  BRUCE H. ETKIN
Date: May 19, 1997                          ------------------------------------
                                            Bruce H. Etkin



#25355.V4
                                      -10-

                                            PEREGRINE INVESTMENTS,
                                           a Virginia general partnership


Date: May 19, 1997                         By: /S/  DARYL OWEN
                                               ---------------------------------
                                            Name: Daryl Owen
                                            Title:   General Partner

                                            /S/  JOHN D. SEIVER
Date: May 19, 1997                          ------------------------------------
                                            John D. Seiver

                                           /S/  JOHN P. COLE, JR.
Date: May 19, 1997                         ------------------------------------
                                            John P. Cole, Jr.


#25355.V4
                                      -11-

                           Mail to: Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
                               Fax (303) 894-2242
MUST BE TYPED
FILING FEE: $25.00
MUST SUBMIT TWO COPIES
            ---

Please include a typed
self-addressed envelope

                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:

FIRST:  The name of the corporation is Advance Display Technologies, Inc.

SECOND: The following amendment to the Amended and Restated Articles of Incorporation was adopted on May 14th, 1997, as prescribed by the Colorado Business Corporation Act, such amendment was adopted by the board of directors where shares have been issued and shareholder approval is not required.

THIRD: The Amended and Restated Articles of Incorporation of the corporation are amended by adding the following thereto:

ARTICLE XV: The Board of Directors hereby creates and authorizes the issuance of a series of preferred stock, par value $.001 per share, of the Corporation, to consist of 1,843,900 shares, and hereby fixes the designations, dividend rights, voting powers, rights on liquidation and other preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions of the shares of such series (in addition to the designations, preferences and relative, participating, limitations or restrictions thereof set forth in the Amended and Restated Articles of Incorporation that are applicable to preferred stock of all series) as follows:

     1. Designation. The designation of the series of preferred stock, par value $.001 per share, of the Corporation authorized hereby is "Series C Preferred Stock" (the "Series C Preferred Stock"). The issue price of the Series C Preferred Stock is $1.00 per share.

     2. Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 2 shall have the meanings herein specified:

#25441 v8
                                        1

     Affiliate: As to any person or, entity, any other person or entity which. directly or indirectly, controls, or is under common control with, or is controlled by, such person or entity. As used in this definition, "control" (including, with its correlative meanings, "controlling," "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person (whether through the ownership of securities, or partnership or other ownership interest, by contract or otherwise).

     Articles of Amendment: The Articles of Amendment to the Articles of Incorporation of the Company which set forth the rights and preferences of the Series C Preferred Stock.

     Board of Directors: The Board of Directors of the Corporation and any authorized committee thereof.

     Business Day: Any day other than a Saturday, Sunday, or holiday on which banking institutions in Denver, Colorado, are closed for business.

     Capital Stock: Any and all shares, interests, participations or other equivalents (however designated) of corporate stock of the Corporation.

     Change of Control: A "Change of Control" shall be deemed to have occurred if (i) a person (as such term is used in Section 13(d) of the Securities Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act) of shares of the Company or the Company's successor having 30% or more of the total number of votes that may be cast for the election of directors of the Company without the prior approval of at least a majority of the members of the Company's board of directors unaffiliated with such person (unless such person beneficially owned shares with at least 15% of such votes as of the date of these Articles of Amendment), or (ii) individuals who constitute the directors of the Company at the beginning of a 24-month period cease to constitute at least 2/3 of all directors at any time during such period, other than as a result of the voluntary resignation of any director or directors. (For these purposes any new or replacement directors elected with the approval of at least a majority of the members of the Company's board of directors in office immediately prior to such period and of the new and replacement directors so approved shall be considered to have been directors at the beginning of such period.)

     Common Stock: The Common Stock, par value $0.001 per share, of the Corporation.

     Junior Securities: Any class or series of stock of the Corporation not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Series C Preferred Stock shall have

#25441 v8
                                        2
received  the  entire   amount  to  which  such  stock  is  entitled  upon  such
liquidation, dissolution or winding up.

     Liquidation Value: $0.67 per Share, plus the amount of any dividends not previously paid on the Series C Preferred Stock in accordance with Section 4.

     Market Price: The "Market Price" of a share of Common Stock on any day is the average of the Quoted Prices of the Common Stock during the four trading weeks before the date in question. In the absence of one or more such quotations, the Corporation shall determine the current market price on the basis of such quotations as it considers appropriate. As used herein, the "Quoted Price" of the Common Stock is the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the last sale price regular way for the Common Stock as published by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if such last price is not so published by NASDAQ or if no such sale takes place on such day, the mean between the closing bid and asked prices for the Common Stock as published by NASDAQ or in the absence of any of the foregoing, the fair market value as determined by the Board of Directors (whose determination shall be conclusive).

     Parity Securities: Any class or series of stock of the Corporation entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Series C Preferred Stock.

     Redemption Date: As to any Share, (i) the date fixed for redemption of such Share as specified in the notice of redemption given in accordance with Section 7(d) for redemptions pursuant to Section 7(a) or (ii) the date that is 15 days after the date the Corporation receives the notice referred to in Section 7(b) with respect to Shares to be redeemed pursuant to Section 7(b), provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid on such date or the consideration sufficient for the payment thereof, and for no other purpose, has been irrevocably set apart in trust for the benefit of the holders of Shares to be redeemed, and if the Redemption Price is not so paid in full or the consideration sufficient therefor so irrevocably set apart in trust for the benefit of the holders of Shares to be redeemed, then the Redemption Date will be the date on which such Redemption Price is fully paid or the consideration sufficient for the payment thereof, and for no other purpose, has been irrevocably set apart in trust for the benefit of the holders of Shares to be redeemed.


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


          Redemption Price: As to any Share that is to be redeemed on any Redemption Date, the Liquidation Value, payable either in (i) cash, or (ii) at the option of the Corporation, shares of Common Stock (the number of which shall be determined based on the then Market Price of the Common Stock), subject to the provisions of Section 7.

          Securities Act: The Securities Act of 1933, as amended.

          Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          Senior Securities: Any class or series of stock of the Corporation ranking senior to the Series C Preferred Stock in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation.

          Share: A share of Series C Preferred Stock.

          Subsidiary: With respect to any person or entity, any corporation or partnership more than 50% of whose outstanding voting securities or partnership interests, as the case may be, are directly or indirectly owned by such person or entity.

     3. Voting. The Series C Preferred Stock shall have no voting rights, except as required by law.

     4. Dividends. The holders of the Series C Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends, in one or more payments, but in the aggregate of $0.83 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares). Upon payment of dividends aggregating $0.83 per share of Series C Preferred Stock, the holders of the Series C Preferred Stock shall have no further right to receive any dividends as holders of such stock. Dividends on the Series C Preferred Stock, including, without limitation, liquidating distributions, shall be paid before any dividends or other distributions shall be declared or paid or set aside for payment on the Common Stock or any other stock. No dividends will be paid on any other Capital Stock until all dividends contemplated by this paragraph have been fully paid on all outstanding Series C Preferred Stock.

     5. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to be paid an amount in cash equal to the aggregate Liquidation Value at the date fixed for liquidation of all Shares outstanding before any distribution or payment is made upon Common Stock or any other Junior Securities, which payment shall be made pari passu with any such payment made to the holders of any Parity Securities. The holders of Series C Preferred Stock shall be entitled to no other or further distribution of or participation in any


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



remaining assets of the Corporation after receiving the Liquidation Value per Share. If upon such liquidation, dissolution or winding up, the assets of the Corporation to be distributed among the holders of Series C Preferred Stock and to all holders of Parity Securities are insufficient to permit payment in full to such holders of the aggregate preferential amounts which they are entitled to be paid, then the entire assets of the Corporation to be distributed to such holders shall be distributed ratably among them based upon the full preferential amounts to which the shares of Series C Preferred Stock and such Parity Securities would otherwise respectively be entitled. Upon any such liquidation, dissolution or winding up, after the holders of Series C Preferred Stock and Parity Securities have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation may be distributed to holders of Common Stock or other Junior Securities. The Corporation shall mail written notice of such liquidation, dissolution or winding up to each record holder of Series C Preferred Stock not less than 30 days prior to the payment date stated in such written notice. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale, transfer or lease by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5.

     6. [Intentionally Omitted]

     7. Redemption. (a) At any time, and from time to time, the Corporation may elect to redeem some or all of the Series C Preferred Stock by giving a notice of redemption pursuant to Section 7(d), and then the shares of Series C Preferred Stock may be redeemed out of funds legally available therefor, in whole or in part, at the Redemption Price. If less than all the shares are redeemed, they will be redeemed ratably among all the shareholders.

          (b) Redemption at the Option of the Holders. (i) Subject to the provisions of Section 7(g), at any time after payment in full of the Series C Preferred Stock dividend preference pursuant to Section 4 hereof, the holders of Series C Preferred Stock may elect to have the Corporation redeem such holder's Series C Preferred Stock, by giving a notice of redemption, which notice shall be mailed, first class, postage prepaid, not less than 10 days nor more than 30 days prior to the Redemption Date, and then the shares of Series C Preferred Stock may be redeemed out of funds legally available therefor, in whole or in part, at the Redemption Price per Share as of the Redemption Date. If less than all Shares are to be redeemed, Shares shall be redeemed ratably among the holders thereof.

               (ii) Subject to the rights of any Parity Securities, and in addition to its rights set forth in Section 7(b)(i) above, at any time after a Change of Control of the Corporation, any holder shall have the right, at such holder's option, to require redemption by the Corporation at the Redemption Price per Share as of the Redemption Date of all (but not less than all) of such holder's Shares by written notice to the Corporation stating the number of Shares to be redeemed. The Corporation shall redeem the Shares so requested to be redeemed on the applicable Redemption Date.

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


          If the funds of the Corporation legally available for redemption of Shares and not otherwise restricted are insufficient to redeem the total number of shares required to be redeemed pursuant to this Section 7(b), those funds which are legally available for redemption of such Shares and not otherwise restricted will be used to redeem the maximum possible number of such Shares ratably among the holders who have required Shares to be redeemed under this
Section 7(b). At any time thereafter when additional funds of the Corporation are legally available and not so restricted for such purpose, such funds will immediately be used to redeem the Shares the Corporation failed to redeem on such Redemption Date until the balance of such Shares are redeemed.

          (c) Redemption by Issuance of Common Stock. Subject to compliance with the conditions contained in this Section 7(c), in the event any holder of Series C Preferred Stock elects to have the Corporation redeem such holder's Series C Preferred Stock pursuant to Section 7(b) above, the Corporation may elect to redeem all (but not less than all) of the Shares of Series C Preferred Stock to be redeemed pursuant to this Section 7 by issuance to such holder, in respect of his shares to be redeemed (the "Redeemed Shares"), a number of shares of Common Stock equal to (i) the number of Redeemed Shares, multiplied by a fraction, (A) the numerator of which shall be the Redemption Price, and (B) the denominator of which shall be the Market Price per share of the Common Stock as of the date of the notice from the Corporation described in the next paragraph. No fractional shares of Common Stock or scrip shall be issued upon such redemption. As to any final fraction of a share of Common Stock that would otherwise be issuable to a holder upon redemption of his Shares (determined on the basis of the total number of such holder's Shares in respect of which shares of Common Stock are issuable), the Corporation shall pay an amount in cash or by its check equal to the same fraction of the Market Price per share of a share of Common Stock.

          The Corporation's right to elect to pay the Redemption Price (or designated portion thereof) of the Shares through the issuance of shares of Common Stock pursuant to this Section 7(c) shall be conditioned upon: (i) the Corporation's having received the holder's election at least five Business Days prior to the applicable Redemption Date, (ii) the Corporation's having obtained and filed, on or before the Redemption Date, at the office of the redemption agent for the Series C Preferred Stock (or with the books of the Corporation if there is no redemption agent) an opinion of counsel satisfactory to the Corporation to the effect that (A) the shares of Common Stock to be issued upon such redemption have been duly authorized and, when issued and delivered in payment of the Redemption Price (or designated portion thereof) of the Shares to be redeemed, will be validly issued, fully paid and non-assessable and free from preemptive rights, (B) the issuance and delivery of such shares of Common Stock upon such redemption of Shares will not violate the laws of the state of incorporation of the Corporation and (C) the issuance and delivery of the shares of Common Stock upon such redemption of shares of Series C Preferred Stock is exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws or, if no such exemption is available, that the issuance of the shares of Common Stock to be issued has been duly registered or qualified under the Securities Act and such applicable state securities laws, and (iii) the Corporation's having filed, on or before the Redemption Date, at


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


the office of such redemption agent (or with the books of the Corporation if there is no redemption agent), a certificate signed by an officer of the Corporation setting forth the number of shares of Common Stock to be issued in payment of the Redemption Price (or designated portion thereof) of each share of Series C Preferred Stock and the method of determining the same (consistent with the provisions hereof). If the foregoing conditions have not been satisfied prior to or on the Redemption Date, the Redemption Price for the shares of Series C Preferred Stock (or portion thereof designated to be paid in Common Stock) shall be paid in cash.

          (d) Notice of Redemption. Notice of any redemption pursuant to Section 7(a) or 7(b) shall be mailed, first class, postage prepaid, not less than 10 days nor more than 30 days prior to the Redemption Date, to the holders of record of the shares of Series C Preferred Stock to be redeemed, at their respective addresses as the same appear upon the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice; but no accidental failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Series C Preferred Stock; provided that this sentence shall not prejudice the right of any holder to receive such damages which may result from any such defective notice. Such notice shall set forth the Redemption Price, the Redemption Date, the number of Shares to be redeemed, if the Redemption Price or a designated portion thereof is to be paid in Common Stock pursuant to Section 7(c), the Corporation's election to do so and the place at which the Shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such Shares, be redeemed. In case fewer than the total number of shares of Series C Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder.

          (e) Shares No Longer Outstanding. If notice of any redemption by the Corporation pursuant to this Section 7 shall have been mailed as provided in
Section 7(d) and if on or before the Redemption Date specified in such notice the consideration necessary for such redemption shall have been irrevocably set apart in trust for the benefit of the holders of Shares to be so redeemed so as to be available therefor and only therefor, then on and after the close of business on the Redemption Date, the Shares called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall no longer be deemed outstanding, and all rights with respect to such Shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof.

          (f) Retirement of Shares. All shares of Series C Preferred Stock redeemed, retired, purchased or otherwise acquired by the Corporation shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of the Corporation, but such shares shall not be reissued as Series C Preferred Stock).

          (g) Failure to Redeem. The Corporation shall not redeem or otherwise acquire or discharge any sinking fund obligation with respect to, any Junior Securities, unless all then outstanding shares of Series C Preferred Stock are redeemed, and shall not purchase or otherwise acquire any shares of

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

Series C Preferred Stock (other than by way of redemption) or Junior Securities. Nothing contained in this Section 7(g) shall prevent the purchase or acquisition of shares of Series C Preferred Stock pursuant to a purchase or exchange offer or offers made to holders of all outstanding shares of Series C Preferred Stock, provided that as to holders of all outstanding shares of Series C Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical. The provisions of this Section 7(g) are for the benefit of holders of Series C Preferred Stock and accordingly the provisions of this Section 7(g) shall not restrict any redemption by the Corporation of Shares held by any holder, provided that all other holders of Shares shall have waived in writing the benefits of this provision with respect to such redemption. The Corporation shall not permit any Subsidiary thereof to take any action which the Corporation is prohibited from taking pursuant to this Section 7(g).

     8. Amendment. No amendment or modification of the designation, rights, preferences, and limitations of the Shares set forth herein shall be binding or effective without the prior consent (in writing or in a meeting) of the Corporation and the holders of record of at least 50% of the then outstanding Shares at the time such action is taken. Any amendment for which such consent is obtained shall be valid except that no amendment may (a) decrease the dividend preference or liquidation value or (b) remove the requirement that any less than total redemption be pro rata without the consent of each holder affected by such amendment.

     9. Preemptive Rights. The holders of the Series C Preferred Stock will not have any preemptive right to subscribe for or purchase any shares of stock or any other securities which may be issued by the Corporation, provided that this
Section 9 shall not limit the rights of holders of the Series C Preferred Stock pursuant to Section 7 hereof.

     10. Parity or Senior Securities. The Corporation may not issue Parity Securities (including any additional shares of Series C Preferred Stock) or any Senior Securities without the consent of the holders of record of at least 50% of the then outstanding Shares.

     11. No dividends or distributions will be paid or made on any capital stock of the Company (other than dividends on the Shares or dividends or distribution of Junior Securities) while any Shares are outstanding.

     12. Exclusion of Other Rights. Except as may otherwise be required by law and for the equitable rights and remedies that may otherwise be available to holders of Series C Preferred Stock, the shares of Series C Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in these resolutions (as such resolutions may, subject to Section 8, be amended from time to time) and in the Restated Certificate of Incorporation of the Corporation.

     13. Headings. The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.


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



     FOURTH: The Certificate of Designation and Determination of Preferences of Series "A" Convertible Preferred Stock of the Company is hereby amended such that the second sentence of Section 1 (Designation) is deleted in its entirety and the following is inserted in lieu thereof:

     "The Series A Stock shall have a par value of $.001 per share."

     FIFTH: Except as amended hereby, the provisions of the Amended and Restated Articles of Incorporation, as heretofore amended, shall remain in full force and effect until hereafter amended in accordance with applicable law.


Dated May 19, 1997
                                    ADVANCE DISPLAY TECHNOLOGIES, INC.,
                                    a Colorado corporation



                                    By:  /S/  DARRELL AVEY
                                        ----------------------------------------
                                         Name:    Darrell Avey
                                         Title:   Chairman

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